Exhibit 99.6

Background for Management Discussions with Employees April 29, 2014 1 PR - 042814

Key Messages to Employees Over Three Decades, Orbital Has Established a Unique Culture That Combined a Spirit of Innovation With Rigorous Design and Engineering Standards That Produced a Comprehensive Offering of Affordable and Reliable Space Products to Civil Government, Defense and Commercial Customers in the U.S. and Around the World. ATK Holds the Same Values and We Are Confident That Our Two Cultures Will Be Integrated With Little Impact to the Vast Majority of Both Companies’ Employees The Is a Unique Strategic Convergence of Two Companies That Have Worked Together For Over Two Decades, Share Similar Cultures and Have Complementary Product Lines We Are Confident That Joining the Two Aerospace and Defense Businesses Into a Larger Combined Company Will Make Us Stronger Financially and More Competitive In Our Markets Through Synergies Achieved From Complementary Product Lines and a Vastly Broader and More Diverse Portfolio of Products That We Will Offer to Our Customers Aside From the Four Corporate Executive Leadership Positions That Have Been Announced, Decisions About the Organizational Structure and Leadership Appointments of the New Company Will Be Made and Announced Over the Coming Weeks and Months You Play a Critical Role in This Company. Please Continue to Do Your Best Job to Ensure the Safety of Our Operations, the Quality and Reliability of Our Products, and the Efficient Execution of Our Contracts Please do not speculate about the merger or spread rumors. If you have questions, you should contact your local Human Resources office or call Orbital’s Communications or Legal Departments: Barron Beneski (703) 406-5528 (communications) Jim Black (703) 406-5505 (legal) 2 PR - 042814

Merger Rationale Creates a Highly Innovative and Competitive Aerospace and Defense Manufacturer With an Intense Focus on Affordability Broadens Our Customer Relationships and Diversifies Our Space and Defense Program Portfolio Increases the Scale, Scope and Depth of Human, Physical and Financial Resources to Enable Future Growth Provides Compelling Opportunities for Operational and Financial Synergies That Can Be Realized in the Near Term Benefits Shareholders in Both the Short-Term and Long-Term, With Strong Prospects for Sustainable Growth 3 PR - 042814

Orbital ATK, Inc. Facts What: “Merger of equals” combination of Orbital and ATK’s Aerospace and Defense Systems Groups (ATK’s third business unit, Sporting Group, will be spun-off to its shareholders as a separate, unrelated company) $4.5 billion (annual revenue) space, defense and aviation systems developer and manufacturer New company name/stock symbol: Orbital ATK, Inc. / “OA” on New York Stock Exchange Stock-for-stock transaction (Orbital shareholders will own 46%, ATK shareholders 54% of company) Why: Strengthen competitive position in current space and defense products by speeding innovation/increasing R&D and reducing production costs Enable new aerospace offerings by combining technologies and know-how of both companies Increase human, industrial and financial resources to allow for faster growth Who: 13,000 employees, including 4,300 engineers and 7,400 production/ test workers Combined Board of Directors, chaired by General Ronal R. Fogleman (Ret.) (former Air Force Chief of Staff) with 9 Orbital and 7 ATK Directors President/CEO: Dave Thompson COO: Blake Larson CFO: Garrett Pierce Equitable and balanced selection of senior executives from both companies for other key positions Where: Major locations in 8 states (Virginia, Maryland, West Virginia, Minnesota, Missouri, Utah, Arizona and California), plus smaller locations in another 9 states HQ at Dulles, Virginia 4 PR - 042814

Aerospace Systems Defense Systems Innovation Delivered Introducing the New Orbital ATK Inc. $4.5 Billion Global Aerospace and Defense Systems Company Innovative, Affordable Products for Government and Commercial Customers Satellites and Launch Vehicles Missile Systems and Defense Electronics Armament Systems and Ammunition Aerospace Structures and Components 13,000 Employees, Including 4,300 Engineers and Scientists Substantial Value-Creating Operational and Financial Synergies Strong Revenue Growth, Earnings Accretion and Cash Flow Outlook PR - 042814 Orbital ATK, Inc. Affordable Innovation in Space, Defense and Aviation 5

A Combination of Two Industry Leaders Leading Developer and Manufacturer of Small- and Medium-Class Space Systems Industry Pioneer in Space and Suborbital Launch Vehicles Major Builder of Commercial and Scientific Satellites Growing Supplier of Advanced Space Systems for National Security and Human Exploration 6 PR - 042814 Top Producer of Solid Rocket Propulsion Systems for Space and Strategic Applications Leader in Precision Weapons, Missile Warning Systems and Tactical Rocket Motors Major Producer of Munitions Growing Supplier of Composite Aerostructures and Satellite Components Aerospace Systems Defense Systems Innovation Delivered

A New Global Space and Defense Leader PR - 042814 Launch Vehicles and Propulsion Systems Missile Systems and Products Satellites and Advanced Systems Aerospace Structures and Components Armament Systems and Ammunition 7 Defense Electronics and Special Mission Aircraft

Premier Aerospace and Defense Customers 8 PR - 042814 Launch Vehicles and Propulsion Systems (25%) Missile Systems and Defense Electronics (18%) Aerostructures and Components (13%) Pro-Forma CY 2013 Revenue Composition Armament Systems and Ammunition (22%) Satellites and Advanced Systems (22%)

Extensive Human and Physical Resources Over 13,000 Employees Dedicated to Aerospace and Defense Business 4,300 Engineers and Scientists 7,400 Manufacturing and Operations Specialists 1,400 Management and Administration Personnel Facilities in 17 States With 19.6 Million Sq. Ft. of R&D, Manufacturing, Test, Operations and Office Space 6.1 Million Sq. Ft. Owned 5.4 Million Sq. Ft. Leased 8.1 Million Sq. Ft. U.S. Government Owned PR - 042814 9

Completion Targeted by Late 2014 Transition Planning Activities: To Begin Immediately Regulatory Filings: Second Quarter 2014 Proxy Statement Distribution: Third Quarter 2014 Shareholder Approvals: Third/Fourth Quarter 2014 Transaction Closing: Fourth Quarter 2014 Partial Synergies Achieved: Mid/Late 2015 Full Synergies Expected to be Achieved: End of 2016 10 PR - 042814

Caution Regarding Forward Looking Statements Certain statements in this communication regarding the proposed “Morris Trust” transaction between Orbital and ATK, pursuant to which ATK’s sporting business (“Sporting”) will be distributed to ATK’s stockholders and Orbital will merge with a subsidiary of ATK with Orbital surviving the merger as a wholly-owned subsidiary of ATK (the “Transaction”), the expected timetable for completing the Transaction, benefits and synergies of the Transaction and the expected tax treatment for the Transaction, future opportunities for the combined company and products and any other statements regarding Orbital’s and ATK’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “expected,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the Transaction; the conditions to the completion of the Transaction, including the receipt of approval of both Orbital’s stockholders and ATK’s stockholders; the regulatory approvals required for the Transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the Transaction within the expected time-frames or at all and to successfully integrate Orbital’s operations with those of the aerospace and defense business of ATK; the integration of Orbital’s operations with those of the aerospace and defense business of ATK being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transaction; the retention of certain key employees being difficult; Sporting’s ability to operate successfully as a standalone business; ATK’s and Orbital’s ability to adapt its services to changes in technology or the marketplace; ATK’s and Orbital’s ability to maintain and grow its relationship with its customers; reductions or changes in NASA or U.S. Government military spending, timing of payments and budgetary policies, including impacts of sequestration under the Budget Control Act of 2011, and sourcing strategies; intense competition; increases in costs, which the business may not be able to react to due to the nature of U.S. Government contracts; changes in cost and revenue estimates and/or timing of programs; the potential termination of U.S. Government contracts and the potential inability to recover termination costs; actual pension and other postretirement plan asset returns and assumptions regarding future returns, discount rates, service costs, mortality rates, and health care cost trend rates; greater risk associated with international business, including foreign currency exchange rates and fluctuations in those rates; other risks associated with U.S. Government contracts that might expose Orbital or ATK to adverse consequences; government investigations; costs of servicing debt, including cash requirements and interest rate fluctuations; security threats, including cybersecurity and other industrial and physical security threats, and other disruptions; changes in domestic and global economic conditions and unstable geopolitical conditions, including in Russia and Ukraine; supply, availability, and costs of raw materials and components, including commodity price fluctuations; government laws and other rules and regulations applicable to Orbital and ATK, such as procurement and import-export control, and federal and state firearms and ammunition regulations; the novation of U.S. Government contracts; performance of subcontractors; development of key technologies and retention of a qualified workforce; fires or explosions at any of Orbital’s or ATK’s facilities; environmental laws that govern past practices and rules and regulations, noncompliance with which may expose Orbital or ATK to adverse consequences; impacts of financial market disruptions or volatility to customers and vendors; results of acquisitions or other transactions, including the ability to successfully integrate acquired businesses and realize anticipated synergies, cost savings and other benefits, and costs incurred for pursuits and proposed acquisitions that have not yet or may not close; unanticipated changes in the tax provision or exposure to additional tax liabilities; and the costs and ultimate outcome of litigation matters and other legal proceedings. Additional information concerning these and other factors can be found in Orbital’s and ATK’s filings with the Securities and Exchange Commission (the “SEC”), including Orbital’s and ATK’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Orbital and ATK assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. 11 PR - 042814

Additional Shareholder Information Additional Information and Where to Find It In connection with the proposed Transaction, Orbital and ATK intend to file relevant materials with the Securities and Exchange Commission (“SEC”), including an ATK registration statement on Form S-4 that will include a joint proxy statement of Orbital and ATK and that also constitutes a prospectus of ATK. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ORBITAL, ATK AND THE PROPOSED TRANSATION. The joint proxy statement/prospectus and other documents relating to the proposed Transaction (when they are available) can be obtained free of charge at the SEC's website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Orbital upon written request to Orbital at investor.relations@orbital.com or by calling Barron Beneski at 703-406-5528 or from ATK upon written request to ATK by emailing investor.relations@atk.com or by calling Michael Pici at 703-412-3216. Participants in the Solicitation This communication is not a solicitation of a proxy from any investor or securityholder. However, Orbital and ATK and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transaction under the rules of the SEC. Information regarding Orbital’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 25, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Stockholders filed with the SEC on March 11, 2014. Information regarding ATK directors and executive officers may be found in its Annual Report for the year ended March 31, 2013 on Form 10-K filed with the SEC on May 23, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Stockholders filed with the SEC on June 14, 2013. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available. No Offer or Solicitation This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. 12 PR - 042814